UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 5, 2006

MedImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19131 (Commission File No.)	52-1555759 (I.R.S. Employer Identification No.)

One MedImmune Way, Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (301) 398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement

Armando Anido, R.Ph., has served as the senior sales and marketing officer of MedImmune, Inc. (the "Company") since 1999. Mr. Anido's employment has, at all times, been subject to an employment agreement, although the applicable employment agreement has been amended or replaced with a new employment agreement several times since 1999, most recently as of December 14, 2005. The form of Mr. Anido's current employment agreement was attached as Exhibit 99.2 to the Company's Current Report on Form 8-K, filed on December 15, 2005.

On January 5, 2006, the Company agreed with Mr. Anido that his employment would be terminated without cause.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedImmune, Inc.

Date: January 9, 2006	By:	/s/ Atul Saran
Atul Saran
Senior Director, Legal Affairs
and Assistant Secretary